UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005

                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       000-49741                 32-0009217
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


     3900 West 43rd Street, Chicago, Illinois                     60632
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (773) 843-8000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Agreement.

              In connection with the Annual Meeting of Stockholders of Packaging Dynamics Corporation (the "Company") on May 11, 2005, the Company's stockholders approved the Packaging Dynamics Corporation 2005 Long Term Incentive Stock Plan (the "2005 Plan"). The 2005 Plan was adopted by the Company's Board of Directors on March 21, 2005, subject to stockholder approval. The 2005 Plan became effective immediately upon stockholder approval (the "Effective Date"), and no awards under the 2005 Plan shall be granted more than ten years after the Effective Date.

              The awards that may be granted under the 2005 Plan include incentive or non-qualified stock options, stock appreciation rights, restricted stock or restricted units, performance awards payable in cash and/or stock and other stock-based awards. Subject to certain adjustments, 900,000 shares of the Company's common stock are available for issuance for all stock-based awards granted under the 2005 Plan. The 2005 Plan provides that the maximum number of shares with respect to which incentive awards may be granted to any individual in any given calendar year is 200,000, and the maximum dollar amount which may be awarded with respect to performance awards made in cash to any individual in any calendar year is $1,000,000 in the aggregate.

              The 2005 Plan is administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. Pursuant to the 2005 Plan, the Committee is authorized to select eligible persons to become participants, to grant awards, to determine the terms and conditions of awards, to interpret the 2005 Plan, to prescribe rules and regulations for the administration of the 2005 Plan and to make all other determinations necessary or advisable for the administration of the 2005 Plan.

              The foregoing description of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is attached hereto as Exhibit 10 and incorporated by reference herein.


Item 9.01.    Financial Statements and Exhibits.

              (c)      Exhibits.

Exhibit No.       Description
----------        -------------------------------------------------------------

Exhibit 10        Packaging Dynamics Corporation 2005 Long Term Incentive
                  Stock Plan

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PACKAGING DYNAMICS CORPORATION


Dated: May 16, 2005                           By: /s/ Patrick T. Chambliss
                                                  ----------------------------
                                                  Patrick T. Chambliss
                                                  Vice President, Secretary and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.       Description
----------        -------------------------------------------------------------

Exhibit 10        Packaging Dynamics Corporation 2005 Long Term Incentive
                  Stock Plan